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                                    FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): January 4, 2002

                          CHARTER COMMUNICATIONS, INC.
             (Exact name of registrant as specified in its charter)


                                    DELAWARE
         (State or Other Jurisdiction of Incorporation or Organization)



              000-27927                               43-1857213
       (Commission File Number)         (Federal Employer Identification Number)


        12405 Powerscourt Drive
          St. Louis, Missouri                          63131
(Address of Principal Executive Offices)             (Zip Code)


(Registrant's telephone number, including area code)       (314) 965-0555

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ITEM 5. OTHER ITEMS

On January 4, 2002, Charter Communications Holdings, LLC and Charter Communications Holdings Capital Corporation, subsidiaries of Charter Communications, Inc., announced their intent to offer Senior and Senior Discount Notes for estimated proceeds of $600 million. A copy of the press release is being filed as Exhibit 99.1 with this report.
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ITEM 7. EXHIBITS

Press release dated January 4, 2002.*

* filed herewith
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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Charter Communications, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       CHARTER COMMUNICATIONS, INC.,
                                       Registrant





Dated: January 4, 2002                 By:     /s/ KENT D. KALKWARF
                                               ---------------------------------
                                       Name:   Kent D. Kalkwarf
                                       Title:  Executive Vice President and
                                               Chief Financial Officer
                                               (Principal Financial Officer
                                               and Principal Accounting Officer)
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EXHIBIT INDEX



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
Exhibit
Number         Description
------         -----------



99.1           Press release dated January 4, 2002.
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